SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 30, 2003

PINNACLE FINANCIAL PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-31225	62-1812853

(State of jurisdiction	(Commission file	(IRS Employer
or incorporation)	Number)	Identification No.)

211 Commerce Street, Suite 300
Nashville, Tennessee	37201

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (615) 744-3700

N/A

(Former Name or Former Address; if Changed Since Last Report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

See attached press release.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

99.1	The press release of Registrant dated December 30, 2003.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC

	By:	/s/ M. TERRY TURNER

M. Terry Turner President and Chief Executive Officer

Date: December 30, 2003

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	The press release of Registrant dated December 30, 2003.

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